                        ANNUAL REPORT / OCTOBER 31, 2001

                         AIM LARGE CAP BASIC VALUE FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                  STILL LIFE WITH CURTAIN AND FLOWERED PITCHER

                                BY PAUL CEZANNE

 THE FRENCH PAINTER CEZANNE FOUND BEAUTY IN EVERYDAY OBJECTS WITHOUT HAVING TO

 REMAKE THEM. HE PAINTED WHAT HE SAW--WHAT EVERYONE SEES--AND HIS WORK MADE THE

  ORDINARY SEEM EXTRAORDINARY. IN A SIMILAR FASHION, AIM LARGE CAP BASIC VALUE

     FUND IS MANAGED ON THE IDEA THAT VALUE CAN BE FOUND IN LARGE, FAMILIAR

                                   COMPANIES.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Basic Value Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o Had the advisor not absorbed fund expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than the original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Large-Cap Value Fund Index represents an average of the performance of the 30 largest large-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.
o The unmanaged Lipper Multi-Cap Value Fund Index represents an average of the performance of the 30 largest multi-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the NASDAQ) is a market-value-weighted index comprising all domestic and Non-U.S. based common stocks listed on the NASDAQ system.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made directly in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report--October 31, 2000, to October 31, 2001--has been. Even
GRAHAM]            before September's terrorist attacks, the slowdown in the
                   economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                       To give you some idea of how harsh the equity environment
                   has been, for major domestic and global benchmarks--the S&P
500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE

For much of the reporting period value investments were favored over growth investments. However, even the value style fell out of favor as market conditions deteriorated. For example, at net asset value Class A shares of AIM Large Cap Basic Value Fund ended up producing total return of -8.66% for the year. This was relatively good performance compared to the Lipper Large-Cap Value Fund Index, whose total return was -15.73%. And since its inception in 1999, your fund has outperformed its market indexes, as shown later in this report.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM

Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?

In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

VALUE STYLE PROTECTS FUND DURING STEEP MARKET DECLINE

STOCK MARKETS WERE DOWN ALL YEAR, THEN UPENDED BY THE TERRORIST AIRLINER CRASHES. HOW DID AIM LARGE CAP BASIC VALUE FUND PERFORM?
The withering decline of U.S. stocks was magnified by the September 11 terrorist attacks on the United States. Accordingly, AIM Large Cap Basic Value Fund performance was down for the year. But the fund rallied near the end of the reporting period, and results outpaced its benchmark indexes. For the fiscal year ended October 31, 2001, Class A shares returned -8.66%, Class B shares returned -9.25%, and Class C shares returned -9.25% at net asset value (excluding sales charges). By comparison, the benchmark indexes suffered more substantial declines. The Russell 1000 index returned -26.04%, and the Lipper Large-Cap Value Index was down by 15.73%. The fund's total net assets stood at $148 million at the close of the fiscal year on October 31, 2001, up from $10 million a year earlier.

WHAT WERE THE MAJOR TRENDS IN U.S. STOCK MARKETS?
The September terrorist attacks in New York and the Washington D.C., area compounded an already difficult situation for the stock market and the economy. Even before the attacks, major market indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused major stock market indexes to drop. Companies in many economic sectors reported declining earnings as formerly robust economic expansion ground to a halt, and the possibility of a recession loomed.
    Following the attacks, stock markets were closed for nearly a week--the longest suspension of trading activity since the Great Depression of the 1930s. After markets reopened on September 17, the Dow experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. Markets, however, recouped some of their losses in October as the Federal Reserve Board (the Fed) approved its ninth interest rate cut of 2001, reducing the key federal funds rate to 2.5%--its lowest level since 1962. Additionally, the United States and its allies took military action against terrorist positions in Afghanistan. Still, the threat of terrorism remained real, causing markets to remain volatile as the fiscal year ended.
    Even in this environment, AIM Large Cap Basic Value Fund has performed better than its indexes. While still in negative territory, it performed in line with the S&P 500 during the third quarter of 2001 and is ahead of the index, which was down nearly 25% for the fiscal year ended October 31, 2001. The fund is performing exactly as expected with regard to providing reduced volatility in down markets.
    For most of the reporting period, value stocks outperformed growth stocks as investors sought attractively priced issues. Still, value stocks sustained losses, as the Lipper Multi-Cap Value Index registered a return of -6.34% for the fiscal year ended October 31. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, stocks rallied in October.

FUND AT A GLANCE

AIM Large Cap Basic Value Fund seeks long-term capital appreciation with a secondary objective of current income. The fund invests primarily in equity securities of large U.S. companies believed to be undervalued in relation to long-term earning power or other factors.

INVESTMENT STYLE: VALUE (Investing in quality companies selling at substantial discount to intrinsic value)

o Focuses on securities selling at a substantial discount to calculated intrinsic value

o   Seeks to profit from investor overreaction to negative news

o   Offers potential for growth of capital with reduced volatility

GROWTH IN TOTAL NET ASSETS
AIM LARGE CAP BASIC
VALUE FUND

In millions

[BAR GRAPH]
===============================================================================

10/31/00 $10

10/31/01 $148
===============================================================================

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

=============================================================================================================
TOP 10 EQUITY HOLDINGS                                   TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------
 1. Bank of America Corp.                       3.7%      1. Diversified Financial Services              9.4%

 2. Tyco International Ltd. (Bermuda)           3.4       2. Banks                                       8.7

 3. Alcoa Inc.                                  3.3       3. Property & Casualty Insurance               4.7

 4. Computer Associates International, Inc.     3.3       4. Data Processing Services                    4.7

 5. Kroger Co. (The)                            3.3       5. Electric Utilities                          3.9

 6. Citigroup Inc.                              3.2       6. Oil & Gas Drilling                          3.7

 7. Waste Management, Inc.                      3.2       7. Industrial Conglomerates                    3.4

 8. FleetBoston Financial Corp.                 3.2       8. Aluminum                                    3.3

 9. Freddie Mac                                 3.1       9. Systems Software                            3.3

10. J.P. Morgan Chase & Co.                     3.0      10. Food Retail                                 3.0

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

=============================================================================================================

HOW DID YOU MANAGE THE FUND IN VIEW OF THESE CIRCUMSTANCES?
The market downturn gained momentum during September, particularly in the wake of the terrorist attacks. In the third quarter of 2001, value outperformed growth stocks at all market capitalization levels. But following the airliner crashes on September 11, large-cap performed better than mid-cap or small-cap stocks. This was a direct result of the terrorist strikes and the September sell-off. In the aftermath, investors were seeking quality and safety.
    AIM Large Cap Basic Value Fund was spared some of the damage from the September sell-off because of its lack of exposure to smaller capitalization stocks, and its less aggressive financial sector exposure. We are taking advantage of the recent downturn to upgrade the portfolio, buying stocks that we already own at more attractive prices, and adding new investments that are undervalued and likely to benefit from an improving macro environment.
    The fund had 50 holdings at the end of the fiscal year.

WHAT WERE SOME OF THE LARGEST HOLDINGS IN THE PORTFOLIO?

o Bank of America, one of the fund's best-performing stocks, is the first coast-to-coast bank in the United States. Number three in size, it has 4,500 retail branches in 21 states. The bank claims market share leadership in California, Texas and Florida.
o Tyco International controls more than 200 businesses. Its largest unit, electronics, makes electrical connections, conduits and printed circuit boards.
o Alcoa is the world's number one producer of alumina, the principal ingredient in aluminum.
o Computer Associates International is the world's number three independent software company, offering more than 800 products.
o Kroger is the number one U.S. grocer, with about 3,600 stores under about two dozen different names.
o Citigroup was formed by the merger of Citicorp and Travelers, and is now the biggest financial services company, offering credit card, banking, insurance and investment services.
o FleetBoston Financial is one of the top 10 banks in the United States, and operates about 1,700 branches in the Northeast U.S.
o Freddie Mac provides liquidity in the mortgage marketplace by buying conventional residential mortgages from mortgage bankers and transferring risk. The federally chartered agency provides mortgages to those who would not otherwise qualify.
o J.P. Morgan Chase is the nation's second largest bank, with branches concentrated in the Northeast and in Texas. The company also operates mutual fund company American Century.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?
At the close of the fiscal year, the situation was uncertain for markets and the economy. The nation's gross domestic product (GDP) contracted at an annual rate of 1.1% in the third quarter of 2001. The nation's unemployment rate rose from 4.9% in September to 5.4% in October, as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the attacks.
    Still, there were positive signs. Congress and the White House were working on an economic stimulus package, and the Fed was maintaining a bias toward cutting interest rates. Steps had been taken to combat terrorism at home and abroad. Inflation remained low and oil prices were dropping, reducing fuel costs for corporations and consumers. Moreover, stocks were favorably priced, and there was more than $2.2 trillion in money market accounts that could potentially be deployed back into equities.
    The fund was broadly diversified and we were targeting economically sensitive areas such as financials and industrials. These are likely to benefit from an economic rebound.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges
================================================================================
CLASS A SHARES
Inception (6/30/99)          3.06%
 1 Year                    -13.67

CLASS B SHARES
Inception (8/1/00)          -2.78%
 1 Year                    -13.77

CLASS C SHARES
Inception (8/1/00)           0.43%
 1 Year                    -10.15

In addition to the returns listed above, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter-end, which were: Class A shares, one year, -10.49%, inception (6/30/99), 2.92%; Class B shares, one year -10.67%, inception (8/1/00), -3.37%; Class C shares, one year, -6.85%; inception (8/1/00), 0.06%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
6/30/99-10/31/01

================================================================================
[MOUNTAIN GRAPH]

AIM LARGE CAP BASIC VALUE     LIPPER LARGE CAP VALUE   RUSSELL 1000 INDEX $8,040
FUND,                         FUND INDEX  $8,594       6/99     10000
CLASS A SHARES  $10,729       6/99     10000                     9695
6/99      9450                          9716                     9604
          9100                          9539                     9340
          8874                          9186           10/99     9968
          8458                10/99     9629                    10224
10/99     8883                          9662                    10840
          9242                          9960                    10396
          9697                          9539                    10368
          9424                          9138                    11313
          9269                          9974           4/00     10936
         10331                4/00      9863                    10653
4/00     10292                          9871                    10925
         10555                          9762                    10743
         10233                          9718                    11539
         10457                         10280                    11003
         11091                         10118           10/00    10870
         11266                10/00    10199                     9876
10/00    11744                          9761                     9996
         11335                         10154                    10325
         11805                         10239                     9362
         12138                          9745                     8740
         11962                          9367           4/01      9442
         11560                4/01      9897                     9506
4/01     12178                         10057                     9291
         12541                          9783                     9164
         12502                          9717                     8606
         12492                          9262                     7876
         11953                          8539           10/01     8040
         10670                10/01     8594
10/01    10729

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================
The chart compares AIM Large Cap Basic Value Fund class A shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 6/30/99--10/31/01.
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Russell 1000 Index. Market indexes are not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper Large-Cap Value Fund Index includes a number of mutual funds grouped by investment objectives. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.
    Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A, Class B and Class C shares will differ due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Results for the indexes do not reflect the effect of taxes either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.


 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company


AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-96.47%

ADVERTISING-1.91%

Interpublic Group of Cos., Inc. (The)             125,800   $  2,824,210
========================================================================

ALUMINUM-3.30%

Alcoa Inc.                                        151,200      4,879,224
========================================================================

APPAREL RETAIL-2.52%

Gap, Inc. (The)                                   286,000      3,738,020
========================================================================

BANKS-8.68%

Bank of America Corp.                              92,500      5,456,575
------------------------------------------------------------------------
Bank One Corp.                                     80,800      2,681,752
------------------------------------------------------------------------
FleetBoston Financial Corp.                       143,300      4,708,838
========================================================================
                                                              12,847,165
========================================================================

BUILDING PRODUCTS-2.95%

Masco Corp.                                       220,000      4,362,600
========================================================================

CONSTRUCTION & FARM MACHINERY-1.17%

Deere & Co.                                        46,700      1,727,433
========================================================================

CONSUMER ELECTRONICS-1.64%

Koninklijke (Royal) Philips Electronics
  N.V.-ADR (Netherlands)                          107,870      2,432,468
========================================================================

CONSUMER FINANCE-0.21%

Providian Financial Corp.                          78,700        306,143
========================================================================

DATA PROCESSING SERVICES-4.66%

Ceridian Corp.(a)                                 180,300      2,973,147
------------------------------------------------------------------------
First Data Corp.                                   58,100      3,925,817
========================================================================
                                                               6,898,964
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.37%

H&R Block, Inc.                                   103,000      3,510,240
========================================================================

DIVERSIFIED FINANCIAL SERVICES-9.35%

Citigroup Inc.                                    103,893      4,729,209
------------------------------------------------------------------------
Freddie Mac                                        68,500      4,645,670
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           126,500      4,473,040
========================================================================
                                                              13,847,919
========================================================================

ELECTRIC UTILITIES-3.93%

Edison International(a)                            67,700        962,017
------------------------------------------------------------------------
Orion Power Holdings, Inc.(a)                      80,100      2,067,381
------------------------------------------------------------------------
PG&E Corp.(a)                                     154,300      2,786,658
========================================================================
                                                               5,816,056
========================================================================

ENVIRONMENTAL SERVICES-3.18%

Waste Management, Inc.                            192,450      4,715,025
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

FOOD RETAIL-3.27%

Kroger Co. (The)(a)                               198,100   $  4,845,526
========================================================================

GENERAL MERCHANDISE STORES-1.73%

Target Corp.                                       82,000      2,554,300
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.10%

McKesson Corp.                                     44,100      1,631,259
========================================================================

HEALTH CARE FACILITIES-1.90%

HCA Inc.                                           49,000      1,943,340
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A(a)      44,900        875,101
========================================================================
                                                               2,818,441
========================================================================

HOTELS-1.00%

Starwood Hotels & Resorts Worldwide, Inc.          67,100      1,478,884
========================================================================

INDUSTRIAL CONGLOMERATES-3.44%

Tyco International Ltd. (Bermuda)                 103,600      5,090,904
========================================================================

INDUSTRIAL GASES-1.03%

Air Products & Chemicals, Inc.                     38,150      1,527,526
========================================================================

INDUSTRIAL MACHINERY-2.45%

Illinois Tool Works Inc.                           63,400      3,626,480
========================================================================

INSURANCE BROKERS-1.28%

Marsh & McLennan Cos., Inc.                        19,550      1,891,463
========================================================================

INTEGRATED OIL & GAS-1.03%

Exxon Mobil Corp.                                  38,592      1,522,454
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.95%

AT&T Corp.                                        188,900      2,880,725
========================================================================

IT CONSULTING & SERVICES-2.31%

Electronic Data Systems Corp.                      53,100      3,418,047
========================================================================

LIFE & HEALTH INSURANCE-1.95%

UnumProvident Corp.                               129,000      2,893,470
========================================================================

MANAGED HEALTH CARE-2.60%

Anthem, Inc.(a)                                    45,000      1,884,600
------------------------------------------------------------------------
UnitedHealth Group Inc.                            29,900      1,965,925
========================================================================
                                                               3,850,525
========================================================================

MOVIES & ENTERTAINMENT-2.08%

Walt Disney Co. (The)                             165,600      3,078,504
========================================================================

MULTI-LINE INSURANCE-1.21%

American International Group, Inc.                 22,747      1,787,914
========================================================================

OIL & GAS DRILLING-3.69%

ENSCO International Inc.                           92,800      1,837,440
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
OIL & GAS DRILLING-(CONTINUED)

Transocean Sedco Forex Inc.                       120,177   $  3,623,337
========================================================================
                                                               5,460,777
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.43%

Schlumberger Ltd.                                  74,300      3,597,606
========================================================================

PAPER PRODUCTS-2.04%

International Paper Co.                            84,500      3,025,100
========================================================================

PHARMACEUTICALS-1.33%

Pharmacia Corp.                                    48,757      1,975,634
========================================================================

PHOTOGRAPHIC PRODUCTS-1.05%

Eastman Kodak Co.                                  60,800      1,554,656
========================================================================

PROPERTY & CASUALTY INSURANCE-4.73%

ACE Ltd. (Bermuda)                                 74,000      2,608,500
------------------------------------------------------------------------
MGIC Investment Corp.                              28,300      1,464,242
------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  33,800      2,935,868
========================================================================
                                                               7,008,610
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

SYSTEMS SOFTWARE-3.29%

Computer Associates International, Inc.           157,500   $  4,869,900
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.71%

Motorola, Inc.                                    154,300      2,525,891
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $154,415,069)                          142,820,063
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-4.53%

FEDERAL HOME LOAN BANK-4.53%

Unsec. Disc. Notes,
  2.46%, 11/01/01 (Cost $6,704,000)(b)         $6,704,000      6,704,000
========================================================================
TOTAL INVESTMENTS-101.00%
  (Cost $161,119,069)                                        149,524,063
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.00%)                         (1,486,672)
========================================================================
NET ASSETS-100.00%                                          $148,037,391
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Disc.   - Discounted
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $161,119,069)*                                $149,524,063
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,638,798
------------------------------------------------------------
  Fund shares sold                                 1,079,889
------------------------------------------------------------
  Dividends                                           92,441
------------------------------------------------------------
Investment for deferred compensation plan             12,340
------------------------------------------------------------
Collateral for securities loaned                   1,522,800
------------------------------------------------------------
Other assets                                          26,678
============================================================
    Total assets                                 154,897,009
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            4,422,697
------------------------------------------------------------
  Fund shares reacquired                             712,505
------------------------------------------------------------
  Deferred compensation plan                          12,340
------------------------------------------------------------
  Collateral upon return of securities loaned      1,522,800
------------------------------------------------------------
Accrued distribution fees                            137,512
------------------------------------------------------------
Accrued trustees' fees                                   916
------------------------------------------------------------
Accrued transfer agent fees                           19,382
------------------------------------------------------------
Accrued operating expenses                            31,466
============================================================
    Total liabilities                              6,859,618
============================================================
Net assets applicable to shares outstanding     $148,037,391
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 68,676,118
____________________________________________________________
============================================================
Class B                                         $ 58,681,395
____________________________________________________________
============================================================
Class C                                         $ 20,679,878
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            6,275,056
____________________________________________________________
============================================================
Class B                                            5,405,744
____________________________________________________________
============================================================
Class C                                            1,905,196
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      10.94
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.94 divided
      by 94.50%)                                $      11.58
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      10.86
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      10.85
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $736,240 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,943)                                       $  1,002,629
------------------------------------------------------------
Interest                                             279,820
------------------------------------------------------------
Security lending income                                  354
============================================================
    Total investment income                        1,282,803
============================================================

EXPENSES:

Advisory fees                                        537,749
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        33,258
------------------------------------------------------------
Distribution fees -- Class A                         149,015
------------------------------------------------------------
Distribution fees -- Class B                         339,904
------------------------------------------------------------
Distribution fees -- Class C                         130,588
------------------------------------------------------------
Transfer agent fees -- Class A                        79,224
------------------------------------------------------------
Transfer agent fees -- Class B                        73,035
------------------------------------------------------------
Transfer agent fees -- Class C                        28,060
------------------------------------------------------------
Trustees' fees                                         8,744
------------------------------------------------------------
Other                                                110,136
============================================================
    Total expenses                                 1,539,713
============================================================
Less: Fees waived                                    (85,532)
------------------------------------------------------------
    Expenses paid indirectly                          (1,581)
============================================================
    Net expenses                                   1,452,600
============================================================
Net investment income (loss)                        (169,797)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (3,741,164)
------------------------------------------------------------
  Option contracts written                            17,886
============================================================
                                                  (3,723,278)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (12,281,495)
============================================================
Net gain (loss) from investment securities and
  option contracts                               (16,004,773)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(16,174,570)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001           2000
                                                              ------------    ----------
OPERATIONS:

  Net investment income (loss)                                $   (169,797)   $   10,051
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                            (3,723,278)           25
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (12,281,495)      771,563
========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (16,174,570)      781,639
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (42,840)      (19,234)
----------------------------------------------------------------------------------------
  Class B                                                          (23,006)           --
----------------------------------------------------------------------------------------
  Class C                                                           (9,037)           --
----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                          (23,272)      (12,288)
----------------------------------------------------------------------------------------
  Class B                                                          (16,266)           --
----------------------------------------------------------------------------------------
  Class C                                                           (6,794)           --
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       70,108,784     4,188,609
----------------------------------------------------------------------------------------
  Class B                                                       62,478,722     2,671,623
----------------------------------------------------------------------------------------
  Class C                                                       21,795,123     1,187,091
========================================================================================
    Net increase in net assets                                 138,086,844     8,797,440
========================================================================================

NET ASSETS:

  Beginning of year                                              9,950,547     1,153,107
========================================================================================
  End of year                                                 $148,037,391    $9,950,547
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $163,417,511    $9,238,062
----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (12,543)       29,765
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and option contracts                             (3,772,572)       (3,770)
----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (11,595,005)      686,490
========================================================================================
                                                              $148,037,391    $9,950,547
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $202,372, undistributed net realized gains were increased by $808 and paid in capital was decreased by $203,180 as a result of book/tax differences due to net operating loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The fund has a capital loss carryforward of $2,651,488 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $2 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $85,532.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $93,534 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $149,015, $339,904 and $130,588, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $131,050 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $31,559 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $3,341 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,183 and reductions in custodian fees of $398 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,581.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $736,240 were on loan to brokers. The loans were secured by cash collateral of $1,522,800 received by the Fund and invested in STIC Liquid Assets Portfolio. For the year ended October 31, 2001, the Fund received fees of $354 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $164,529,811 and $14,704,540, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $    318,005
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (13,034,095)
=========================================================
Net unrealized appreciation
  (depreciation) of investment securities    $(12,716,090)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $162,240,153.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ---------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    --------
Beginning of year                      --       $     --
--------------------------------------------------------
Written                                85         20,144
--------------------------------------------------------
Closed                                (85)       (20,144)
--------------------------------------------------------
End of year                            --       $     --
________________________________________________________
========================================================


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                       2000
                                                              --------------------------    ---------------------
                                                                SHARES         AMOUNT       SHARES       AMOUNT
                                                              ----------    ------------    -------    ----------
Sold:
  Class A                                                      7,153,461    $ 86,201,459    406,940    $4,618,456
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      6,008,413      71,939,323    238,116     2,718,547
-----------------------------------------------------------------------------------------------------------------
  Class C                                                      2,229,528      26,797,760    104,697     1,197,020
=================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          5,215          60,966      3,346        31,522
-----------------------------------------------------------------------------------------------------------------
  Class B                                                          3,133          36,546         --            --
-----------------------------------------------------------------------------------------------------------------
  Class C                                                          1,248          14,550         --            --
=================================================================================================================
Reacquired:
  Class A                                                     (1,372,417)    (16,153,641)   (44,224)     (461,369)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                       (839,944)     (9,497,147)    (3,974)      (46,924)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                       (429,406)     (5,017,187)      (871)       (9,929)
=================================================================================================================
                                                              12,759,231    $154,382,629    704,030    $8,047,323
_________________________________________________________________________________________________________________
=================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                                              ------------------------------------------
                                                                                         JUNE 30, 1999
                                                                                        (DATE OPERATIONS
                                                              YEAR ENDED OCTOBER 31,     COMMENCED) TO
                                                              ----------------------      OCTOBER 31,
                                                              2001(a)       2000(a)           1999
                                                              --------      --------    ----------------
Net asset value, beginning of period                          $ 12.05        $ 9.40          $10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.02          0.07            0.03
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.07)         2.88           (0.63)
========================================================================================================
    Total from investment operations                            (1.05)         2.95           (0.60)
========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.04)        (0.18)             --
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.02)        (0.12)             --
========================================================================================================
    Total distributions                                         (0.06)        (0.30)             --
========================================================================================================
Net asset value, end of period                                $ 10.94        $12.05          $ 9.40
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 (8.74)%       32.21%          (6.00)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $68,676        $5,888          $1,153
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.27%(c)      1.25%           1.25%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.36%(c)      8.21%          10.02%(d)
========================================================================================================
Ratio of net investment income to average net assets             0.17%(c)      0.62%           0.87%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate                                            18%           57%             10%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $42,575,733.
(d)  Annualized.

                                                                         CLASS B
                                                              -----------------------------
                                                                             AUGUST 1, 2000
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                2001(a)           2000
                                                              -----------    --------------
Net asset value, beginning of period                            $ 12.02          $10.85
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)             --
-------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.05)           1.17
===========================================================================================
    Total from investment operations                              (1.11)           1.17
===========================================================================================
Less distributions:
  Dividends from net investment income                            (0.03)             --
-------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.02)             --
===========================================================================================
    Total distributions                                           (0.05)             --
===========================================================================================
Net asset value, end of period                                  $ 10.86          $12.02
___________________________________________________________________________________________
===========================================================================================
Total return(b)                                                   (9.25)%         10.78%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $58,681          $2,815
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.95%(c)        1.93%(d)
-------------------------------------------------------------------------------------------
  Without fee waivers                                              2.04%(c)        8.89%(d)
===========================================================================================
Ratio of net investment loss to average net assets                (0.51)%(c)      (0.06)%(d)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate                                              18%             57%
___________________________________________________________________________________________
===========================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $33,990,337.
(d)  Annualized.

                                                                         CLASS C
                                                              -----------------------------
                                                                             AUGUST 1, 2000
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                2001(a)           2000
                                                              -----------    --------------
Net asset value, beginning of period                            $ 12.02          $10.85
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)             --
-------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.06)           1.17
===========================================================================================
    Total from investment operations                              (1.12)           1.17
===========================================================================================
Less distributions:
  Dividends from net investment income                            (0.03)             --
-------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.02)             --
===========================================================================================
    Total distributions                                           (0.05)             --
===========================================================================================
Net asset value, end of period                                  $ 10.85          $12.02
___________________________________________________________________________________________
===========================================================================================
Total return(b)                                                   (9.33)%         10.78%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $20,680          $1,248
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.95%(c)        1.93%(d)
-------------------------------------------------------------------------------------------
  Without fee waivers                                              2.04%(c)        8.89%(d)
===========================================================================================
Ratio of net investment loss to average net assets                (0.51)%(c)      (0.06)%(d)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate                                              18%             57%
___________________________________________________________________________________________
===========================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $13,058,822.
(d)  Annualized.

LARGE CAP BASIC VALUE FUND

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Large Cap Basic Value Fund And Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Large Cap Basic Value Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Basic Value Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

LARGE CAP BASIC VALUE FUND

BOARD OF TRUSTEES                                     OFFICERS                                 OFFICE OF THE FUND

Robert H. Graham                                      Robert H. Graham                         11 Greenway Plaza
Chairman, President and                               Chairman and President                   Suite 100
Chief Executive Officer                                                                        Houston, TX 77046
A I M Management Group Inc.                           Carol F. Relihan
                                                      Senior Vice President and Secretary      INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                             Gary T. Crum                             A I M Advisors, Inc.
                                                      Senior Vice President                    11 Greenway Plaza
Bruce L. Crockett                                                                              Suite 100
Director                                              Dana R. Sutton                           Houston, TX 77046
ACE Limited;                                          Vice President and Treasurer
Formerly Director, President, and                                                              TRANSFER AGENT
Chief Executive Officer                               Melville B. Cox
COMSAT Corporation                                    Vice President                           A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Owen Daly II                                          Edgar M. Larsen                          Houston, TX 77210-4739
Formerly, Director                                    Vice President
Cortland Trust, Inc.                                                                           CUSTODIAN
                                                      Mary J. Benson
Albert R. Dowden                                      Assistant Vice President and             State Street Bank and Trust Company
Chairman,                                             Assistant Treasurer                      225 Franklin Street
The Cortland Trust, Inc. and                                                                   Boston, MA 02110
DHJ Media, Inc.; and                                  Sheri Morris
Director, Magellan Insurance Company,                 Assistant Vice President and             COUNSEL TO THE FUND
Formerly Director, President and                      Assistant Treasurer
Chief Executive Officer,                                                                       Ballard Spahr
Volvo Group North America, Inc.; and                                                           Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                                1735 Market Street
                                                                                               Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                                 COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                       Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                               919 Third Avenue
                                                                                               New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                        DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                                A I M Distributors, Inc.
of the U.S. House of Representatives                                                           11 Greenway Plaza
                                                                                               Suite 100
Carl Frischling                                                                                Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                          AUDITORS

Prema Mathai-Davis                                                                             Ernst & Young LLP
Member, Visiting Committee,                                                                    1221 McKinney, Suite 2400
Harvard University Graduate School                                                             Houston, TX 77010-2007
of Education, New School University,
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2001, 23.13% is eligible for the dividends received deduction for corporations.

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                                 these accounts involve.

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DIVIDENDS AND/OR CAPITAL GAINS   can reinvest them in your account with out
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

                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                       leadership in the mutual fund industry since
       MORE AGGRESSIVE                           MORE AGGRESSIVE                       1976 and managed approximately $141 billion
                                                                                       in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)           AIM Developing Markets                        including individual investors, corporate
AIM Mid Cap Opportunities(1)             AIM European Small Company                    clients and financial institutions, as of
AIM Large Cap Opportunities(1)           AIM Asian Growth                              September 30, 2001.
AIM Emerging Growth                      AIM International Emerging Growth                 The AIM Family of Funds--Registered
AIM Small Cap Growth                     AIM Global Aggressive Growth                  Trademark-- is distributed nationwide, and
AIM Aggressive Growth                    AIM European Development                      AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                       AIM Euroland Growth                           complex in the United States in assets under
AIM Dent Demographic Trends              AIM International Equity                      management, according to Strategic Insight,
AIM Constellation                        AIM Global Growth                             an independent mutual fund monitor. AIM is a
AIM Large Cap Growth                     AIM Worldwide Spectrum                        subsidiary of AMVESCAP PLC, one of the
AIM Weingarten                           AIM Global Trends                             world's largest independent financial
AIM Small Cap Equity                     AIM International Value(3)                    services companies with $361 billion in
AIM Capital Development                                                                assets under management as of September 30,
AIM Charter                                    MORE CONSERVATIVE                       2001.
AIM Mid Cap Equity
AIM Select Equity(2)                           SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                      MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                          AIM New Technology
AIM Large Cap Basic Value                AIM Global Telecommunications and Technology
AIM Balanced                             AIM Global Energy(4)
AIM Basic Balanced                       AIM Global Infrastructure
                                         AIM Global Financial Services
    MORE CONSERVATIVE                    AIM Global Health Care
                                         AIM Global Utilities
                                         AIM Real Estate(5)

                                               MORE CONSERVATIVE

                                  FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM High Yield II                        AIM High Income Municipal
AIM High Yield                           AIM Municipal Bond
AIM Strategic Income                     AIM Tax-Free Intermediate
AIM Income                               AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M DISTRIBUTORS, INC.                                               LCBV-AR-1